Exhibit 99.1

July 16, 2026

For Release:	Immediately
Refer to:	Jessica Bardoulas; jessica.bardoulas@lilly.com; (Media)
Michael Czapar; czapar_michael_c@lilly.com; (Investors)
Jason Awe, PhD; Jason.Awe@ataibeckley.com (Investors)

Lilly to acquire AtaiBeckley to advance therapies for treatment-resistant depression and other mental health conditions

AtaiBeckley’s lead program, BPL-003, is designed to provide durable relief from treatment-resistant depression

Acquisition expands Lilly’s neuroscience pipeline to address some of the most challenging conditions in mental health

INDIANAPOLIS and NEW YORK, July 16, 2026 – Eli Lilly and Company (NYSE: LLY) and AtaiBeckley Inc. (Nasdaq: ATAI), a clinical-stage biopharmaceutical company developing innovative therapeutics for mental health conditions, today announced a definitive agreement for Lilly to acquire AtaiBeckley.

AtaiBeckley is advancing a pipeline of rapid-acting neuroplastogens, including multiple clinical-stage programs and a discovery pipeline of next-generation compounds. The lead asset, BPL-003 (mebufotenin benzoate), is a synthetic form of 5-MeO-DMT administered intranasally for treatment-resistant depression, which affects millions of people in the United States.

Emerging research indicates that treatment-resistant depression and other serious mental health conditions may involve a loss of synaptic plasticity, the brain’s ability to form and strengthen connections in regions critical to mood regulation. AtaiBeckley’s therapies are designed to restore synaptic connectivity and aim to promote the growth of new neural connections, offering a distinct mechanism from conventional antidepressants that primarily target neurotransmitter levels.

“Treatment-resistant depression persists even after multiple treatments have failed. Millions of people are still searching for relief and desperately need a therapy that works,” said Carole Ho, executive vice president and president, Lilly Neuroscience. “Advancing AtaiBeckley’s investigational therapies gives us a real chance to change that.”

In a Phase 2b study, BPL-003 demonstrated rapid and durable reductions in depressive symptoms following an in-clinic visit lasting approximately two hours on average, with beneficial effects persisting for months. BPL-003 has been granted Breakthrough Therapy Designation by the U.S. Food and Drug Administration and has initiated Phase 3 activities. VLS-01, the second most advanced program of the pipeline, is a buccal film formulation of DMT advancing in an ongoing Phase 2b study.

“Across our portfolio, we’re seeking to demonstrate that psychiatric illness is treatable at its biological root, not just its symptoms,” said Srinivas Rao, co-founder and chief executive officer of AtaiBeckley. “Lilly’s expertise and reach are expected to accelerate that work for people whose conditions have not responded to existing treatments.”

“From Atai’s founding, our mission has been to bring transformative mental health treatments to the patients who need them most. Joining Lilly gives this pipeline, and the patients waiting for it, the benefit of the resources and scale Lilly has to potentially advance therapies faster than we could alone. I am confident this transaction represents the best path forward for patients and shareholders,” said Christian Angermayer, founder, largest shareholder, and chairman of the board, AtaiBeckley.

Under the terms of the agreement, Lilly will acquire all outstanding shares of AtaiBeckley common stock for $6.75 per share in cash upon closing; plus up to $2.50 per share in the form of a Contingent Value Right (CVR) entitling the holder to additional cash payments upon achievement of specified development and regulatory milestones related to the BPL-003 and VLS-01 programs as follows: (a) $1.00 per share upon initiation of a Phase 3 clinical trial of VLS-01 prior to the fourth anniversary of closing; (b) $0.50 per share upon U.S. regulatory approval and DEA rescheduling of BPL-003 prior to the fifth anniversary of closing; and (c) $1.00 per share upon U.S. regulatory approval and DEA rescheduling of VLS-01 prior to the seventh anniversary of closing. The upfront cash consideration represents an aggregate equity value of approximately $2.8 billion and the CVR represents an additional potential aggregate equity value of approximately $1.0 billion. There can be no assurance that any payments will be made with respect to the CVR.

The transaction is not subject to any financing condition and is expected to close in the third quarter, subject to approval by AtaiBeckley stockholders and satisfaction of other customary closing conditions, including regulatory approvals. The purchase price payable at closing represents a premium of approximately 40% to the 30-day volume-weighted average trading price of AtaiBeckley’s common stock ended on July 15, 2026. The boards of directors of both companies have approved the transaction.

To demonstrate their commitment to the transaction, Apeiron Investment Group, Ltd and all directors and officers of AtaiBeckley have signed voting and support agreements pursuant to which each has agreed to vote to approve the transaction. The shares subject to the voting agreements represent a total of approximately 15% of AtaiBeckley’s outstanding common stock.

Lilly will determine the accounting treatment of this transaction in accordance with Generally Accepted Accounting Principles (GAAP) upon closing. This transaction will thereafter be reflected in Lilly’s financial results and financial guidance.

Goldman Sachs is acting as exclusive financial advisor and Ropes & Gray is acting as legal counsel to Lilly. Moelis & Company LLC and Centerview Partners LLC are acting as financial advisors and Latham & Watkins is acting as legal counsel to AtaiBeckley. Citi also provided financial advice to the AtaiBeckley Board of Directors in the transaction.

About AtaiBeckley

AtaiBeckley is a clinical-stage biotechnology company on a mission to transform patient outcomes by developing rapid-acting, durable and convenient mental health treatments. AtaiBeckley’s pipeline of novel therapies includes BPL-003 (mebufotenin benzoate nasal spray) for treatment-resistant depression (TRD), VLS-01 (DMT buccal film) for TRD and EMP-01 ((R)-MDMA HCI) for social anxiety disorder. BPL-003 was granted Breakthrough Therapy Designation from the U.S. Food and Drug Administration and has initiated Phase 3 activities; VLS-01 and EMP-01 are in Phase 2 clinical development. The Company is also advancing a drug discovery program to identify novel, non-hallucinogenic 5-HT2AR agonists. These programs aim to create breakthroughs in mental health through transformative interventional psychiatry therapies that can integrate seamlessly into healthcare systems.

About Lilly

Lilly is a medicine company turning science into healing to make life better for people around the world. We’ve been pioneering life-changing discoveries for 150 years, and today our medicines help tens of millions of people across the globe. Harnessing the power of biotechnology, chemistry and genetic medicine, our scientists are urgently advancing new discoveries to solve some of the world’s most significant health challenges: redefining diabetes care; treating obesity and curtailing its most devastating long-term effects; advancing the fight against Alzheimer’s disease; providing solutions to some of the most debilitating immune system disorders; and transforming the most difficult-to-treat cancers into manageable diseases. With each step toward a healthier world, we’re motivated by one thing: making life better for millions more people. That includes delivering innovative clinical trials that reflect the diversity of our world and working to ensure our medicines are accessible and affordable. To learn more, visit Lilly.com and Lilly.com/news, or follow us on Facebook, Instagram, and LinkedIn. F-LLY

Trademarks and Trade Names

All trademarks or trade names referred to in this press release are the property of the company, or, to the extent trademarks or trade names belonging to other companies are references in this press release, the property of their respective owners. Solely for convenience, the trademarks and trade names in this press release are referred to without the ® and ™ symbols, but such references should not be construed as any indicator that the company or, to the extent applicable, their respective owners will not assert, to the fullest extent under applicable law, the company’s or their rights thereto. We do not intend the use or display of other companies’ trademarks and trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

No Offer or Solicitation
This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Additional Information about the Acquisition and Where to Find It

AtaiBeckley plans to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the agreement and plan of merger (the “Merger Agreement”) relating to Lilly’s proposed acquisition of AtaiBeckley (the “Merger”). Promptly after filing the definitive Proxy Statement with the SEC, AtaiBeckley will mail the definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the adoption of the Merger Agreement. Stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and any other relevant documents that AtaiBeckley will file with the SEC when they become available because they will contain important information. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by AtaiBeckley with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). Copies of AtaiBeckley’s definitive Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by AtaiBeckley with the SEC in connection with the Merger will also be available, free of charge, at AtaiBeckley’s investor relations website (https://ir.ataibeckley.com), or by writing to AtaiBeckley Inc., Attention: Investor Relations, 250 West 34th Street, New York, NY 10119.

Participants in the Solicitation

Under SEC rules, AtaiBeckley and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Merger. Information about the directors and executive officers of AtaiBeckley and their ownership of AtaiBeckley’s common stock is set forth in the definitive proxy statement for AtaiBeckley’s 2026 Annual Meeting of Stockholders (the “2026 Proxy Statement”), which was filed with the SEC on April 22, 2026, including the sections captioned “Director Compensation,” “Executive Employment Agreements” and “Security Ownership of Certain Beneficial Owners and Management,” or its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 6, 2026, and in other documents filed by AtaiBeckley with the SEC. To the extent holdings of such participants in AtaiBeckley’s securities have changed since the amounts described in the 2026 Proxy Statement, such changes have been reflected on Forms 3 or Forms 4 filed with the SEC by AtaiBeckley’s directors and executive officers. These documents can be obtained free of charge from the sources indicated below. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the Merger when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding: the Merger; the prospective benefits of the Merger; the parties’ ability to satisfy the conditions to the consummation of the Merger and the expected timetable for the Merger; the anticipated occurrence, manner and timing of the closing of the Merger; potential milestone payment amounts and terms pursuant to the CVRs; AtaiBeckley’s product candidates and ongoing clinical and preclinical development; Lilly’s development of programs targeting treatment-resistant depression and mental health conditions; and the accounting treatment of the potential acquisition under GAAP and its potential impact on Lilly’s financial results and financial guidance. All statements other than statements of historical facts are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on current beliefs and expectations, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to: the possibility that AtaiBeckley’s shareholders may not approve the adoption of the Merger agreement; AtaiBeckley’s receipt of any competing offers or acquisition proposals; a failure to (or delay in) receiving the required regulatory clearances for the Merger; a condition to closing of the Merger may not be satisfied (or waived); the ability of each party to consummate the Merger; the closing of the Merger might be delayed or not occur at all; the diversion of management time and attention from ongoing business operations and opportunities; the response of competitors to the Merger; the effect of the Merger and the public announcement of the Merger on AtaiBeckley’s operations and its relationships with its suppliers, business partners, management and employees, including its ability to attract and retain key personnel; Lilly’s ability to successfully integrate AtaiBeckley and execute on the continued development of AtaiBeckley’s programs following the closing of the Merger; that all or any of the potential milestone payments pursuant to the CVRs will become payable on the terms described herein or at all; the outcome of any legal proceedings that could be instituted against the parties to the Merger; the risks inherent in drug research, development and commercialization; disruption in AtaiBeckley’s plans and operations attributable to the Merger; changes in AtaiBeckley’s business during the period between announcement and closing of the Merger; Lilly’s evaluation of the accounting treatment of the potential acquisition and its potential impact on its financial results and financial guidance; the effects of the Merger (or the announcement thereof) on AtaiBeckley’s stock price; relationships with key third parties or governmental entities; regulatory changes and developments; and the impact of global macroeconomic conditions, including trade and other global disputes and interruptions, including related to tariffs, trade protection measures, and similar restrictions. For further discussion of these and other risks and uncertainties, see Lilly’s and AtaiBeckley’s periodic reports filed with the SEC. There can be no assurance that the Merger will in fact be consummated. All forward-looking statements in this communication are based on information available to Lilly and AtaiBeckley as of the date of this communication. Lilly and AtaiBeckley each expressly disclaim any obligation to publicly update or revise the forward-looking statements, except as required by law.

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